INVESTOR PRESENTATION 2ND QUARTER 2020 NASDAQ: PEBO

NASDAQ: PEBO SAFE HARBOR STATEMENT Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”), and the earnings release for the second quarter ended June 30, 2020 (the “Second Quarter Earnings Release”), included in Peoples Current Report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on July 21, 2020, each of which is available on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov) or at Peoples’ website (www.peoplesbancorp.com). As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its June 30, 2020 consolidated financial statements as part of its Quarterly Report on Form 10-Q to be filed with the SEC (“Second Quarter Form 10-Q”). Peoples expects to file its Second Quarter Form 10-Q with the SEC on or about July 29, 2020. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples’ 2019 Form 10-K under the section, “Risk Factors” in Part I, Item 1A and “Risk Factors” in Part II of Peoples’ Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. 2

NASDAQ: PEBO TABLE OF CONTENTS PAGE 4 PROFILE, INVESTMENT RATIONALE, WORKINGCULTURE AND STRATEGY PAGE 9 COVID-19 CREDIT IMPACT, CAPITAL & LIQUIDITY PAGE 28 TOGETHERQ2 & YTD 2020 FINANCIAL INSIGHTS PAGE 41 BUILDINGQ2 & YTD 2020 APPENDIX ® SUCCESS3 WORKING TOGETHER. BUILDING SUCCESS.

PROFILENASDAQ: PEBO INVESTMENT PROFILE, INVESTMENT RATIONALE, RATIONALECULTURE AND STRATEGY CULTURE ® STRATEGY4 WORKING TOGETHER. BUILDING SUCCESS.

# PEBO PROFILE

NASDAQ: PEBO

## PEBO MARKET INSIGHT

- Strongest deposit market share positions in more rural markets where we can affect pricing
- Presence near larger cities puts us in a position to capture lending opportunities in more urban markets (e.g. Cincinnati, Cleveland and Columbus)
- Snapshot as of June 30, 2020
  **Loans:** $3.3 billion / **Assets**: $5.0 billion
  **Deposits:** $4.0 billion
  **Market Cap:** $418 million

## DEMOGRAPHICS

**Median Income:** $52,112
**Key Industries:** Health Care, Lumber, Manufacturing, Oil/Gas/Coal, Tourism

**Unemployment:**

OH 10.9% WV 10.4%
KY 4.3% US 11.1%

## PEBO GEOGRAPHIC FOOTPRINT


Cleveland
PA
OH
IN
MD
Columbus
Marietta
Cincinnati
WV
Charleston
VA
Lexington
KY
PEBO FOOTPRINT
COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE*
COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE*

*According to FDIC annual summary of deposits as of June 30, 2019. Unemployment data from www.bls.gov/lau as of June 2020.

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WORKING **TOGETHER.** BUILDING **SUCCESS.**®

INVESTMENT RATIONALE NASDAQ: PEBO UNIQUE COMMUNITY BANKING MODEL • Greater revenue diversity (30% non-interest income, excluding gains and losses) than the average $1 - 10 billion bank • Strong community reputation and active involvement • 16 local market teams capable of out-maneuvering larger banks • More sophistication and product breadth than smaller banks (insurance, retirement plans, swaps, premium financing, etc.) STRONG, DIVERSE BUSINESSES EARNING NON-INTEREST INCOME • 20th largest bank-owned insurance agency, with expertise in commercial, personal, life and health • Wealth management – $2.4 billion in assets under administration and management, including brokerage, trust and retirement planning CAPACITY TO GROW OUR FRANCHISE • Strong capital and fundamentals to support M&A strategy • Proven integration capabilities and scalable infrastructure COMMITTED TO DISCIPLINED EXECUTION • Strong, integrated enterprise risk management process • Dedicated to delivering positive operating leverage • Focused on business line performance and contribution, operating efficiency and credit quality ATTRACTIVE DIVIDEND OPPORTUNITY • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased from $0.15 per share for Q1 2016 to $0.34 in the most recent quarter • Consistently evaluate dividend and adjust accordingly – annualized dividend yield at July 17, 2020 was 6.76%. ® 6 WORKING TOGETHER. BUILDING SUCCESS.

CORPORATE CULTURE NASDAQ: PEBO OUR VISION CIRCLE Our vision is to be THE BEST COMMUNITY BANK IN AMERICA. OUR MISSION CLIENTS INTEGRITY FIRST ALWAYS We will work side by side to overcome challenges and seize opportunities. We listen and work with you. Together, we will build and execute thoughtful plans and actions, blending our experience and expertise, to move you toward your goals. Our PEBO core difference is providing you peace of mind, confidence and EXCELLENCE Promise RESPECT OUR clarity in your financial life. IN EVERYTHING CIRCLE FOR ALL VALUESOUR VALUES Our promise CIRCLE embodies values that strengthen relationships. LEAD THE WAY COMMITMENT TO COMMUNITY PROMISE CIRCLE Peoples' Employee Promise Circle represents how we do business and our never-ending pursuit of creating value for our clients. Our strategies to serve clients and enhance shareholder value often change, but our values remain constant. 15 ® ���������� �������� ������� �������� ������� �����7 WORKING TOGETHER. BUILDING SUCCESS.���������� ������� ��

STRATEGIC ROAD MAP NASDAQ: PEBO STRATEGIC ROAD MAP FOR BEST COMMUNITY BANK IN AMERICA • Commitment to Superior Shareholder Returns • Great Place to Work • Clients’ 1st Choice for Banking, Investing and Insurance • Meaningful Impact on Our Communities RESPONSIBLE RISK EXTRAORDINARY PROFITABLE FIRST CLASS MANAGEMENT CLIENT EXPERIENCE REVENUE GROWTH WORKPLACE • Embrace Risk Management • Delight the Client • Acquire, Grow and • Hire for Values Retain Clients • Know the Risks: Strategic, • Deliver Expert Advice • Strive for Excellence Reputation, Credit, Market, and Solutions • Earn Client Referrals • Invest in Each Other Liquidity, Operational, • Provide a Consistent • Understand Client Compliance • Promote a Culture Client Experience Needs and Concerns of Learning • Do Things Right the • Lead Meaningful • Live the Sales and • Coach in Every Direction First Time Client Reviews Service Processes • Raise Your Hand • Recognize and Reward • Evolve the Mobile • Value Our Skills and Performance • Discover the Root Cause Experience Expertise • Balance Work and Life • Excel at Change • DWYSYWD • Operate Efficiently Management • Cultivate Diversity • Execute Thoughtful Mergers and Acquisitions • Spread Goodness ® 8 WORKING TOGETHER. BUILDING SUCCESS.

COVID-19NASDAQ: PEBO CREDITCOVID-19 CREDIT IMPACT, CAPITAL IMPACT & LIQUIDITY CAPITAL ® &9 LIQUIDITYWORKING TOGETHER. BUILDING SUCCESS.

OUR RESPONSE TO COVID-19 NASDAQ: PEBO THE CHANGES THAT THE PANDEMIC HAS HAD ON OUR INDUSTRY HAVE BEEN WIDESPREAD AND SWEEPING. • It changed the way we provide our products and services, which is now more digital. • Enabled remote work capabilities for associates as appropriate. • Temporarily moved to lobby access by appointment while redesigning lobbies to enable social distancing. Branches reopened lobbies June 22. • Remained nimble and provided relief for clients, including setting up administration of new programs like SBA Paycheck Protection Program (PPP) CLIENTS COMMUNITIES ASSOCIATES • We frequently call our clients to • Made $250,000 donation to local • Created assistance programs for check in on them and are being charities with majority going to associates including paying for accommodating in their time of fight hunger. unexpected childcare and/or elder need by providing loan modifications, care, paying for associates that need payment deferrals and fee waivers. • Associates donated additional to quarantine or are not feeling well $40,000 to local food banks and for an extended period of time Modified 9% of bank commercial loans • pantries as of July 15, 2020. • Made donation of $100,000 to our • Modified 3% of bank consumer loans employee assistance program • Peoples Bank had the highest PPP loan • Associates at the level of Assistant production as a percentage of total loan Vice President and below received balances in phase 1 (through April 16, $500 stock award 2020) for all banks in Ohio, Kentucky and West Virginia. ® 10 Unless specified otherwise, data as of June 30, 2020. WORKING TOGETHER. BUILDING SUCCESS.

COMMUNITY RELATIONS DURING COVID-19 NASDAQ: PEBO SOCIAL MEDIA POSTS RECOGNIZING PEOPLES 4.1 M Followers 383K Followers / Over 200K Views / Over 10K Likes & Retweets Jobs Ohio is providing a 90% guarantee on the first $25 million of increased exposure to small businesses. Clients may obtain up to $200,000 in additional financing on terms that are favorable to the clients, subject to certain eligibility requirements. ® 11 WORKING TOGETHER. BUILDING SUCCESS.

CREDIT RISK MANAGEMENT PROCESS NASDAQ: PEBO LOAN PORTFOLIO COMPOSITION MANAGEMENT & MONITORING • Robust concentration management process focused on portfolio • Clear segregation of duties between sales & credit functions risk diversification • Signature approval process with Credit Administration representation • Relationship based lending • Centralized risk rating, borrowing base monitoring, • CRE and C&I are balanced with Consumer covenant tracking and testing • CRE financing for "A" tier developers only • Consistent documentation and loan funding process centrally • Very limited out of market lending managed by Credit Administration with second review Growing consumer portfolios organically and through acquisitions • • Experienced workout team dedicated to proactive rehabilitation or exit $5.0 billion bank with $25mm guideline for maximum loan exposure • • Construction loan monitoring and funding process independently per relationship managed by Credit Administration staff POLICY / UNDERWRITING STANDARDS OVERSIGHT • Experienced, independent commercial and consumer underwriters Board approval required for loan relationships > $25.0mm Comprehensive commercial underwriting package includes • • External loan review by large accounting and advisory firm standardized loan covenant language, sensitivity analysis, and industry research • Quarterly Criticized Asset Review (CAR) meetings for loans > $500m • Quarterly review of Systemically Important Relationships (SIRs) • Risk appropriate CRE policy standards that vary by asset class • Monthly Loan Quality Committee meetings • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Abbreviated approval process for loan exposures < $1.0mm • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) ® 12 WORKING TOGETHER. BUILDING SUCCESS.

SALIENT CREDIT FACTS FOR KEY COVID-19 IMPACTED SEGMENTS NASDAQ: PEBO SUMMARY OF COVID-RELATED RELIEF EFFORTS - Began relief program on March 16, 2020 CONSUMER CLIENTS - AS OF JULY 7, 2020 • Approved 1,369 modifications for 1,222 clients • $36MM or 1% of Total Loan Portfolio Balances / 3% of Total Bank Consumer Loan Portfolio Balances • Providing up to six months of interest only or deferred payments FIRST REQUESTS FOR COVID-RELATED MODIFICATIONS FOR COMMERCIAL CLIENTS - AS OF JUNE 30, 2020 • Approved 485 modifications for 264 clients. Most relief requests were for Interest Only Payments for 120 days. • $534MM or 18% of Total Loan Portfolio Balances / 32% of Commercial Loan Portfolio Balances • 9% of Total Bank Commercial Loans* • 7% of Total Bank Commercial Clients* SECOND REQUESTS FOR COVID-RELATED MODIFICATIONS COMMERCIAL CLIENTS – AS OF JUNE 30, 2020 • Approved $42MM in second requests for payments relief. • Hotel and Lodging clients have accounted for approximately 60% of these requests (based on loan balances) • Remaining clients granted additional COVID-Related modifications are primarily from the Daycare and Retail sectors • Modification requests are approved within guidance of the CARES Act and do not exceed six consecutive months of deferment of contractual payments COMMERCIAL PORTFOLIO • Total Loan Portfolio is $2.9B. Commercial is $1.64B of portfolio (56% of loan balances)* • Commercial Portfolio Distribution: C&I is 62% and Investment Corporate Real Estate (ICRE) is 38%. It is a diversified Loan Portfolio* • Segments most impacted by COVID-19: Restaurants, Hotels, Floorplans, ICRE (Office and Retail), and Daycares, which account for 60% of modifications (dollars) approved Unless specified otherwise, data as of June 30, 2020. ® 13 * Excludes SBA Paycheck Protection Program loans, including unit volume and loan balances. WORKING TOGETHER. BUILDING SUCCESS.

SALIENT CREDIT FACTS FOR KEY COVID-19 IMPACTED SEGMENTS NASDAQ: PEBO CONCENTRATIONS SUMMARY RESTAURANTS* • Loans to McDonald’s Franchise Operators account for 77% of the $158MM Portfolio • McDonald’s portfolio consists of 23 relationships with average loan size of $1.2MM. Top 5 Operators account for 50% of the Portfolio. • Guarantors provide additional support • Proactive outreach to operators with bank COVID-19 relief program. Corporate McDonald’s assisted with rent and service fee deferments • Other restaurant exposure is $36.6MM with approximately 20% having SBA guarantees. • $8MM in Loan Modifications HOTELS & LODGING* • Portfolio is $70.6MM. Top 5 relationships account for 84% of the portfolio. Majority of the exposure represents flagged properties. • Average LTV is 56%. • 80% of the Portfolio has been Approved for COVID-Related Modifications • 35% of the Portfolio has been Approved for a Second COVID-Related Modification of Payment Relief FLOORPLANS* • $76MM in floorplan balances: $43MM to Auto Dealers, $8MM to RV, ATV, Motorcycle Dealers and $25MM to Commercial Equipment Companies. • Auto Dealer Portfolio consists of 22 Floorplans, with an average commitment size of $3.2MM. • Peoples Bank has an experienced Segment Leader on staff, uses extensive Floorplan Tracking System and performs Collateral Audits frequently. ENERGY* • $6.0MM in exposure. Average loan size in the portfolio is $119M. Most operators provide support services for Oil & Gas or mining companies. MULTIFAMILY* • Portfolio is $117MM. Top 5 relationships account for 40% of the portfolio. • Largest loan in the portfolio accounts for 13% of total balances. Sponsors report unencumbered liquidity of $200MM. • Portfolio has strong sponsors (top tier) with decades of experience and substantial liquidity. • Projects are typically taken to the permanent market. ASSISTED LIVING FACILITIES* • Portfolio is $94MM. Approximately 80% of this portfolio is private-pay and not reliant on Medicare. • Peoples Bank has had no requests for payment relief from this portfolio as of 6/30/2020 Unless specified otherwise, data as of June 30, 2020. ® 14 * Excludes SBA Paycheck Protection Program loans, including unit volume and loan balances. WORKING TOGETHER. BUILDING SUCCESS.

ASSET QUALITY NASDAQ: PEBO OUR DELINQUENCY AND NET CHARGE-OFF TRENDS HAVE REMAINED STABLE TO IMPROVING FOR FOUR PLUS YEARS. Percentage���������� of �� Loans����� ���������� Considered ������� “Current” Percentage of Net Charge-Offs to Average Loans Annualized ������ O��� ���������� ���� ������ 99.0% 98.6% 98.5% 98.5% 98.0% ������ ��� ������ 0.15% 0.15% 0.09% 0.01% 0.04% ��� ������ �������� �������� �������� �������� �������� ���� ���� ���� ���� �������� ® 15 WORKING TOGETHER. BUILDING SUCCESS.

# ASSET QUALITY

NASDAQ: PEBO

## NPAS AS A PERCENTAGE OF TOTAL ASSETS HAVE CONSISTENTLY BEEN SUPERIOR TO MIDWEST BANKS WITH $1 TO $10 BILLION IN TOTAL ASSETS. Q1 2020 UPTICK WAS PRIMARILY DRIVEN BY CECL ACCOUNTING.



NPAS / ASSETS
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.57%
0.56%
0.49%
0.48%
0.46%
0.46%
0.49%
0.45%
0.47%
0.48%
0.50%
0.61%
0.54%
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
$1 TO $10 BILLION MIDWEST BANKS
PEBO

The new accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing category to the nonaccrual category on March 31, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting.

Source: S&P Global Market Intelligence. Nonperforming assets include loans 90+ days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned.

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ASSET QUALITY CRE Concentration Analysis NASDAQ: PEBO 3.00% PEBO IS MEANINGFULLY BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF NPAS / TOTAL ASSETS AS OF MARCH 2020. PEER BANKS NPAS / TOTAL ASSETS 2.25% 1.50% 0.75% 0.00% TSC SYBT FRME FISI LKFN GABC TMP THFF HBNC PEBO SRCE FMNB PFC FCF CHCO UNIV NWBI STBA CCNE PRK SMMF CTBI $1–$10 B Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 3/31/2020. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2020. ® 17 WORKING TOGETHER. BUILDING SUCCESS.

# ASSET QUALITY

NASDAQ: PEBO

## NPAS AT 6/30/20 WERE PRIMARILY COMPOSED OF WELL-COLLATERALIZED COMMERCIAL REAL ESTATE AND RESIDENTIAL REAL ESTATE LOANS. INCREASE IN 2020 WAS MAINLY DUE TO ACCOUNTING CHANGE TO CECL.



$ MILLIONS
$0
$5
$10
$15
$20
$25
Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20
CRE
RESIDENTIAL
C&I
HELOC
CONSUMER

The new accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing category to the nonaccrual category on March 31, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting.

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ASSET QUALITY NASDAQ: PEBO CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGEAsset OF TIER �ualit 1 CAPITALy ARE WELL MANAGED. ��� CRITICIZED LOANS / ��� TIER 1 CAPITAL + ALLL * 39.16% ��� ��� CLASSIFIED LOANS / 29.89% TIER 1 CAPITAL + ALLL * ��� 28.10% 25.61% ��� 28.72% 21.22% 22.42% 19.34% 19.58% ��� 17.23% 17.40% 14.49% ��� 13.14% 10.78% *In accordance with SEC 14.82% 14.15% reporting methodologies. ��� Criticized loans includes loans categorized as special mention, substandard or doubtful. �� Classified loans includes loans categorized as substandard or doubtful. �� ����� ����� ����� ����� ����� ����� ����� ����� ® 19 WORKING TOGETHER. BUILDING SUCCESS.

# CRE CONCENTRATION ANALYSIS

NASDAQ: PEBO

## CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK.

- Exposure levels also compare favorably to peer institution concentration levels.



PEER BANK SUBS - CRE LOANS / RISK-BASED CAPITAL
400%
350%
300%
250%
200%
150%
100%
50%
0%
220%
123%
STBA
TSC
PFC
CCNE
TMP
SYBT
FCF
Universe $1-$10 B
CHCO
FRME
LKFN
FISI
HBNC
GABC
SMMF
PRK
NWBI
THFF
FMNB
PEBO
SRCE
300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of3/31/20. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

The Proxy Peer Group is used above for comparative purposes.

Note: For the following peers', 3/31/20 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB.

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# CRE CONCENTRATION ANALYSIS

NASDAQ: PEBO

## PEER BANK SUBS – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL



110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE
45%
25%
FISI
SYBT
TSC
LKFN
CCNE
FRME
SMMF
Universe $1-$10 B
THFF
STBA
HBNC
PRK
GABC
FCF
TMP
FMNB
CTBI
PEBO
NWBI
CHCO
SRCE

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 3/31/20. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

The Proxy Peer Group is used above for comparative purposes.

Note: For the following peers, 3/31/20 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB.

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LOAN COMPOSITION NASDAQ: PEBO LOAN COMPOSITION REFLECTS HEALTHY RISK DIVERSITY. TOTAL LOAN PORTFOLIO* = $2.9Lo BILLION,an Composition WHICH EXCLUDES $458 MILLION OF PPP LOANS TOTAL CRE PORTFOLIO** = $0.9 BILLION Commercial Real Estate Portfolio Loan Portfolio �Excluding Deposit Overdrafts� Commercial Real Estate Portfolio 6 7 1 5 12 4 1 11 2 10 9 3 3 4 8 5 7 2 6 1 COMMERCIAL REAL ESTATE (CRE) 31% 5 CONSUMER, INDIRECT 16% 1 MULTI FAMILY 12% 7 RETAIL 11% 2 COMMERCIAL & INDUSTRIAL 21% 6 CONSUMER, DIRECT 3% 2 MIXED USE 12% 8 HOTEL / MOTEL 6% 3 RESIDENTIAL REAL ESTATE 21% 7 CONSTRUCTION 4% 3 INDUSTRIAL 8% 9 WAREHOUSE 8% 4 HOME EQUITY LINES OF CREDIT 4% 4 DAY CARE CENTER 2% 10 ASSISTED LIVING 3% 5 GAS STATION 2% 11 SCHOOL / COLLEGE 4% 6 OFFICE 16% 12 OTHER 16% Data as of June 30, 2020. *Excludes deposit overdrafts. **Total CRE includes commercial real estate and construction loans, and exposure includes commitments. ® 22 WORKING TOGETHER. BUILDING SUCCESS.

CECL SUMMARY NASDAQ: PEBO ECONOMIC FORECASTPercentage – KEY of Loans DRIVERS considered Current AT JUNE 30, 2020 ��� US Unemployment Ohio GDP Ohio Unemployment Percentage of Loans considered Current Percentage of Loans considered Current �� ��� ��� 4.51% 10.49% 10.25% 10.47% 10.34% 9.54% 9.72% 9.68% 9.08% ����� ����� ����� ����� �� �� �� �� �� ����� ����� ����� ����� -5.13% -5.49% -4.95% ����� ����� ����� ����� PERTINENT CREDIT STATS AS OF JUNE 30, 2020 CECL KEY ASSUMPTIONS Day 1 CECL adoption resulted in a $5.8 million increase to the allowance, • Allowance for credit losses was $52.4 million, up from $21.6 million Dec 31, 2019 driven by: • Allowance for credit losses as a percentage of total loans was 1.62%, and was • Estimated life of loans negatively impacted 23 basis points by PPP loans • 1 Year economic forecast as of 1.1.20 • Nonperforming assets as a percentage of total loans was 0.54% • Mix of acquired and organic loans • Allowance for credit losses as a percent of nonperforming loans was 202.02% • 1 Year straight-line reversion • Discounted Cash Flow (DCF) methodology 6.30.20 ACL increase driven by COVID-19 impact on economic forecast • Used Moody’s Baseline June V1 ® 23 WORKING TOGETHER. BUILDING SUCCESS.

# CAPITAL IN A COVID-19 ENVIRONMENT

NASDAQ: PEBO

## WE HAVE LOOKED AT OUR CAPITAL LEVELS UNDER DIFFERENT STRESSED SCENARIOS.

- The graph below is based on the following key stressed assumptions, related to bank capital:
  - No net income for the remainder of 2020 and 2021, dividend continues at $0.34 per quarter, a measured approach on share repurchases, growth in loans from the premium finance acquisition (starting in July 2020) and runoff of the PPP loans in future periods.
- Capital is most constrained at the total risk based capital level at the bank
  - Assuming the scenario above, Peoples could withstand pre-tax losses of approximately $90 million (in addition to stressed scenairo) in 2020 and 2021, and still remain above well capitalized levels for all regulatory ratios at the bank level.
- We will continue to perform capital stress testing and will adjust capital levers (dividends and share repurchases) to maintain adequate capital during the crisis.



16%
14%
12%
10%
8%
6%
4%
Common equity tier 1 capital
Tier 1 capital
Total risk-based capital
Total risk-based capital (Bank)
Tier 1 leverage
BANK LEVEL REGULATORY CAPITAL RATIOS
4Q 2019
4Q 2020 (STRESSED)
4Q 2021 (STRESSED)
WELL CAPITALIZED LIMIT

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PRUDENT USE OF CAPITAL NASDAQ: PEBO ACQUISITIONS • Bank acquisitions completed in 2014 (3), 2015 (1), 2018 (1), and 2019 (1) • Insurance acquisitions completed in 2014 (1), 2015 (1), 2017 (2), and 2020 (1) • One investment acquisition was completed in 2016 • One premium finance acquisition effective July 1, 2020 CAPITAL PRIORITIES • Organic growth • Dividends • Acquisition activities DIVIDENDS • Dividend paid increased from $0.15 per share for Q1 2016 to $0.34 in the most recent quarter • Consistently evaluate dividend and adjust accordingly – annualized dividend yield at July 17, 2020 was 6.76%. ® 25 WORKING TOGETHER. BUILDING SUCCESS.

LIQUIDITY IN A COVID-19 ENVIRONMENT NASDAQ: PEBO WE ARE WELL POSITIONED FROM A LIQUIDITY PERSPECTIVE • We had a loan-to-deposit ratio of 84% at June 30, 2020, which enables us to be flexible and grow loans when it is prudent. • We can leverage our investment securities to gain liquidity through sales or pledging. • Our loans give us the ability to increase borrowing capacity by pledging loans to provide liquidity to meet the borrowing needs of our customers. • As needed, we will utilize the Federal Reserve’s program to pledge the SBA PPP loans as collateral for our borrowings. • As April progressed, we saw an increase in our deposits, as we experienced inflows from stimulus money to consumers, and the majority of PPP money was deposited within the bank. • We realize that these inflows may diminish over time and will remain focused on maintaining a high level of borrowing capacity at the Federal Reserve Bank, the FHLB of Cincinnati and other borrowing facilities. • Over the long run, we anticipate funding the premium finance portfolio through a combination of security liquidations and shorter term wholesale funding. ® 26 WORKING TOGETHER. BUILDING SUCCESS.

DEPOSIT FRANCHISE IN A COVID-19 ENVIRONMENT NASDAQ: PEBO AS OF MARCH 2020, OUR LOAN-TO-DEPOSIT RATIO IS LOW COMPARED TO PEER GROUP, WHICH POSITIONS US WELL FROM A LIQUIDITY PERSPECTIVE. 105% 100% 95% UNIV. $1- $10 B AVERAGE: 90.6% 90% 87.3% 85% NOT TO SCALE TO NOT 80% 75% 70% MEDIAN ���� ���� ���� ��� ���� ���� ���� ���� ��� ��� ���� ��� ���� ���� ���� ���� ���� ���� ���� ���� ���� ���� $1–$10 B The Proxy Peer Group is used above for comparative purposes. Source: S&P Global Market Intelligence ® 27 Data as of March 31, 2020 WORKING TOGETHER. BUILDING SUCCESS.

NASDAQ: PEBO Q2 & YTD 2020 FINANCIAL INSIGHTS ® 28 WORKING TOGETHER. BUILDING SUCCESS.

PEOPLES PREMIUM FINANCE NASDAQ: PEBO Effective July 1, 2020, Peoples closed on the asset purchase agreement under which Peoples Bank acquired the operations and assets of Triumph Premium Finance (“TPF”), a division of TBK Bank, SSB. Based in Kansas City, Missouri, Peoples Premium Finance will continue to provide premium finance services for customers to purchase property and casualty insurance products through its growing network of independent insurance agency partners nationwide. Peoples Bank acquired approximately $86.5 million in loans. The transaction is expected to be immediately accretive to Peoples’ earnings per share, adding approximately $0.02 to $0.04 in 2020 and $0.11 to $0.14 in 2021. Former Senior Vice President of TPF, John Binaggio, will manage the insurance premium financing operations for Peoples Bank, now called Peoples Premium Finance. For the client, premium financing is typically done with a 15 - 20% down payment, followed by 9 - 10 monthly payments. Premium financing is typically done with a 15 - 20% down payment, followed by 9 - 10 monthly payments. ® 29 WORKING TOGETHER. BUILDING SUCCESS.

Q2 & YTD 2020 HIGHLIGHTS & KEY IMPACTS NASDAQ: PEBO FINANCIAL: • Recorded net income of $4.7 million for the second quarter of 2020, representing earnings per diluted common share of $0.23. • Net interest income was $34.9 million for the second quarter of 2020, an increase of $224,000, or 1%, compared to the first quarter of 2020. • We closely monitored and controlled our expenses during the second quarter of 2020. Our total non-interest expense declined by 7% compared to the first quarter of 2020. • Asset quality metrics were generally stable during the quarter. • Loans considered current comprised 99.0% of the loan portfolio at June 30, 2020, compared to 98.5% at March 31, 2020. • Our net charge-off rate was negative five basis points annualized for the second quarter of 2020, based on a $750,000 recovery on a previously charged-off loan. • Period-end total deposit balances at June 30, 2020 increased $626.5 million, or 18%, compared1 to March 31, 2020. • Period-end total loan balances at June 30, 2020 increased $449.6 million, or 15%, compared to March 31, 2020. 2 • Helped 3,688 businesses obtain nearly $500 million of SBA PPP funds since the program’s inception. • Originated $72 million in consumer indirect vehicle loans in the second quarter of 2020, for the best quarter ever in regards to consumer indirect loan production. Average credit score for indirect production was 734 for second quarter 2020. RECOGNITION: • Peoples Bank was recognized as the number one bank in West Virginia as part of Forbes’ annual list of America’s Best-In-State Banks and Credit Unions 2020. • For the 2nd year in a row, Peoples Bank has been recognized as a Top Workplace by cleveland.com and the Cleveland Plain Dealer. ® 30 WORKING TOGETHER. BUILDING SUCCESS.

STOCK PERFORMANCE NASDAQ: PEBO OUR STOCK, ALONG WITH INDUSTRY IS UNDER-PERFORMING THE MARKET IN 2020, GIVEN THE UNKNOWN RAMIFICATIONS OF COVID-19 ON FUTURE BANK PROFITABILITY. TOTAL ANNUAL RETURN AS OF DECEMBER 31, 2020 CUMULATIVE TOTAL RETURN YEAR TO DATE ��� AS OF JUNE 30, 2020 31% RUSSELL 2000 ��� PEBO PEER GROUP FINANCIAL SVCS S&P 500 0 27% -3% -10 ��� 24% -20 -26% 20% ��� -30% -30 -37% 17% ��� 15% 15% 14% 13% PEBO 12% 12% PEER GROUP ��� 9% 9% RUSSELL 2000 FINANCIAL SERVICES 6% S&P 500 5% �� 4% Total Return includes impact of dividends Peers include: SRCE, CHCO, CCNE, CTBI, FMNB, FISI, FCF, FDEF, THFF, FRME, GABC, HBNC, LKFN, PRK, STBA, SYBT, TMP, TSC, UCFC, NWBI, �� SMMF. UCFC merged with FDEF on January 31, 2020. FDEF changed in July 2020 to PCF. 1-YEAR 3-YEAR 5-YEAR 10-YEAR Source: Bloomberg ® 31 WORKING TOGETHER. BUILDING SUCCESS.

TOTAL REVENUE NASDAQ: PEBO TOTAL REVENUE OF $100 MILLION FOR FIRST SIX MONTHS OF 2020. REVENUE IN THE LATER HALF OF 2020 WILL BENEFIT FROM PPP AND PREMIUM FINANCE ACQUISITION. COVID-19 AND INTEREST RATE ENVIRONMENT WILL MUTE YEAR OVER YEAR ORGANIC GROWTH. ������� Beginning in the second quarter of 2018, Peoples benefited from the ������� acquisition of ASB $64,892 Financial Corp. Additionally, beginning $57,234 in the second quarter of $52,653 2019, Peoples benefited ������� $51,070 from the acquisition $47,441 $140,838 of First Prestonsburg $129,612 Bancshares Inc.. $40,053 $113,377 ������� $104,865 ($ THOUSANDS) $97,612 $30,401 $69,506 $69,496 ������ �� ����� ����� ����� ����� ����� ����� ��D��� NET INTEREST INCOME NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES ® 32 WORKING TOGETHER. BUILDING SUCCESS.

nue� Reve tment ves INSURANCE & INVESTMENTIn INCOME COMPOSITION NASDAQ: PEBO estment Income Composition TOTAL INSURANCE REVENUE TOTAL INVESTMENT REVENUE YTD 2020 YTD 2020 $7.3 MILLION $6.6 MILLION Insurance and Inv 3 1 enue� 5 4 1 Insurance Rev 1 3 3 2 2 2 1 P&C COMMERCIAL LINES 54% 1 FIDUCIARY 52% 2 PERFORMANCE BASED 16% 2 BROKERAGE 33% 3 P&C PERSONAL LINES 20% 3 EMPLOYEE BENEFITS 15% 4 LIFE & HEALTH 7% 5 OTHER 4% ® 33 WORKING TOGETHER. BUILDING SUCCESS.

# CORE NON-INTEREST EXPENSE*

NASDAQ: PEBO

## THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, OUR MOVE TO A $15 MINIMUM WAGE, AND AN INCREASE IN FTE'S FOR GROWTH AND TECHNOLOGY INVESTMENTS. COVID-19 IS NOT EXPECTED TO CAUSE A MATERIAL INCREASE IN EXPENSES.



$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
($ THOUSANDS) NOT TO SCALE
FY-14
FY-15
FY-16
FY-17
FY-18**
FY-19**
YTD-20
$66,130
CORE NON-INTEREST EXPENSES*
EXPENSES RESULTING FROM ACQUISITIONS**

* Non-US GAAP financial measure. See Appendix.

**2014, 2015, 2018 and 2019 included a partial quarter of expenses resulting from the Midwest Bancshares, Inc. (2014), Ohio Heritage Bancorp, Inc. (2014), North Akron Savings Bank (2014), National Bank and Trust (2015), American Savings Bank (2018), and First Prestonsburg (2019) acquisitions, respectively, such as salaries and occupancy expenses.

34

WORKING TOGETHER. BUILDING SUCCESS.®

# EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS*

NASDAQ: PEBO

## COVID-19 AND REDUCED NET INTEREST MARGIN HAVE IMPACTED THE EFFICIENCY RATIO IN FIRST HALF OF 2020



NOT TO SCALE
70%
69%
68%
67%
66%
65%
64%
63%
62%
61%
60%
69.55%
67.49%
64.30%
61.85%
61.32%
61.09%
62.76%
FY-14
FY-15
FY-16
FY-17
FY-18
FY-19
YTD-20

*The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amount represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, acquisition-related expenses, COVID-19 expenses, pension settlement charges, amortization of other intangible assets and uses fully tax-equivalent net interest income. See Appendix.

35

WORKING TOGETHER. BUILDING SUCCESS.®

IMPROVEMENT IN KEY METRICS NASDAQ: PEBO WE HAVE MADE STEADY PROGRESS ON THESE METRICS OVER THE RECENT YEARS. THE PROVISION FOR CREDIT LOSSES, INTEREST ImprRATE ovENVIRONMENT,ement In Ke ANDy Metrics OTHER ECONOMIC IMPACTS OF COVID-19 ARE SIGNIFICANTLY IMPACTING THESEImpr METRICSovement IN In 2020. Key Metrics Improvement In Key Metrics Return on Average Assets Ad�usted for Non-CoImprre Itemsovement In KeRyeturn Metrics on Average Tangible Stockholders� RETURN ON AVERAGE ASSETS RETURNE� ONui tyAVERAGE Ad�usted TANGIBLE for Non-Core STOCKHOLDERS’ Items EQUITY ReturnADJUSTED on Average FOR Assets NON-CORE Ad�usted ITEMS for Non-1 Core Items ReturnADJUSTED on Average FOR Tangible NON-CORE Stockholde ITEMSrs1� E�uity Ad�usted for Non-Core Items Return���� R oneturn Aver onage Av Assetserage Assets Ad�usted Ad�usted for Non- foCor Non-re ItemsCore Items ��� ReturnR oneturn Av erageon Av erageTangible Tangible Stockholde Stockholders� rs� E�uity Ad�usted for Non-Core15.48% Items15.39% ���� ��� E�uity Ad�usted for Non-Core Items ��� �������� ���� 1.42% ��� ��� 1.32% ��� 11.43% 11.30% 11.40% ���� 1.08% ����� ���� 0.93% 0.97% ��� ���� ���� �� ���� �� 7. 32% 0.62% �� �� ���� �� ���� ���� ���� ���� 0.23% �� �� 2.58% NOT TO SCALE TO NOT ���� ���� ���� ���� �� ��������� ����� ����� ����� ����� ����� ��D��� �� ����� ����� ����� ����� ����� ����� ��D��� ����� ����� ����� ����� ����� ����� ��D��� ����� ����� ����� ����� ����� ����� ��D��� ���� ���� �� �� ����� ���������� ���������� ���������� ���������� ���������� ����D������ ��D��� ����� ������� ������� ���������� ������� ���������� ����D������ ��D��� Tangible Book Value Per Share 1 ��� TANGIBLE BOOKTangible VALUE Book PERValue SHARE Per Share PPNR ADJUSTED FOR NON-CORE ITEMS ��� PPNR��� TO TOTAL AVERAGE ASSETS ADJUSTED FOR NON-CORE����� ITEMS1 ��� TangibleTangible Book Value Book PerValue Share Per Share ��� ����� ��� ������ ������ ����� ����� $20.14 $19.70 ������ $75.8 ����� � ����� ����� � ��� ����� ��� ����� � $68.4 ������ ��� ����� ��� ������ $58.6 ����� $18.30 ����� � ����� ������ ����� ������ ������ $50.4 1.77% 1.79% $17.17 ����� � $41.6 1.67% ����� ����� ������ ��� ��� ������ ����� � ����� 1.52% $33.6 ����� ������ $15.89 $30.8 ��$15.57���� ������ ����� � ����� ����� ($ MILLIONS) NOT TO SCALE TO NOT NOT TO SCALE TO NOT 1.37% ��� ��� $14.68 ������ 1.34% ���������� ��� ��� ����� � 1.47% ���� � ����� ����� ����� ����� ��D��� ����� ����� ����� ����� ����� ����� ��D�������� ��� ��� ���� � ����� ����� ����� ����� ��D��� ��� ��� ����� ����� ����� ����� ����� ����� ��D��� ����� �� �� � ����� ����� ����� ����� ����D������ ��D��� ����� ����� ����� ������� ����� ������� ����D������ ��D��� ® 36 1 Non-US GAAP financial measure. See Appendix. WORKING TOGETHER. BUILDING SUCCESS.

# TOTAL LOAN GROWTH

NASDAQ: PEBO

## TOTAL LOANS ARE $3.4 BILLION AS OF JUNE 30, 2020, WHICH INCLUDES $458 MILLION OF PPP LOANS.



($ MILLIONS) NOT TO SCALE
$3400
$3000
$2600
$2200
$1800
$1400
FY-14
FY-15
FY-16
FY-17
FY-18
FY-19
YTD-20
TOTAL PPP LOANS
TOTAL LOANS EXCEPT ASB & FIRST PRESTONSBURG & PPP
ASB ACQUIRED LOANS
FIRST PRESTONSBURG ACQUIRED LOANS
AVERAGE LOAN BALANCES

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WORKING TOGETHER. BUILDING SUCCESS.®

PAYCHECK PROTECTION PROGRAM SUCCESS NASDAQ: PEBO PPP RESULTS PEBO PPP GEOGRAPHIC FOOTPRINT • Assisted 3,688 businesses with SBA PPP loans with $488 million in loans authorized as of June 30, 2020. • Peoples Bank had the highest PPP loan production as a percentage of total loan balances in phase 1 (through April 16, 2020) for all banks in Ohio, Kentucky and West Virginia. • Weighted average origination fee on the volume of PPP loans originated was 3.3%. OH • Approximately 40% of PPP loans were made to new clients. From these new clients, we have already generated over $40 million in new deposits and loans as of July 20, 2020. Continuing to deepen relationships with these new clients is a focus in the 2nd half of the year. WV COUNTIES WITH PEBO PPP LOAN KY ® 38 WORKING TOGETHER. BUILDING SUCCESS.

EARNING ASSET MIX NASDAQ: PEBO FROM 2013 TO 2018, THE PERCENTAGE OF EARNING ASSETS COMPOSED OF INVESTMENTS DECREASED. IN 2020, THE INCREASE IN LOANS ASE arningA PERCENTAGE Asset MixOF EARNING ASSETS WAS DUE TO PPP LOANS. ���� ��� 76% 73% 72% 74% 78% ���� PERCENTAGE OF TOTAL EARNING ASSETS 69% 70% ��� ���� 64% ���� ��� ���� ��� ���� (IN $BILLIONS) ���� ��� TOTAL EARNING ASSETS EARNING ASSETS TOTAL ���� 36% ��� ���� 31% 30% 28% 27% 22% 26% 24% ���� ��� ����� ����� ����� ����� ����� ����� ����� ��D��� INVESTMENTS LOANS INVESTMENTS % LOANS % ® 39 WORKING TOGETHER. BUILDING SUCCESS.

# DEPOSIT GROWTH

NASDAQ: PEBO

## TOTAL DEPOSIT BALANCES AT JUNE 30, 2020 INCREASED $733 MILLION COMPARED TO DECEMBER 31, 2019. DEPOSIT BALANCES BENEFITED FROM PPP LOAN PROCEEDS AND FISCAL STIMULUS FOR CONSUMERS AND COMMERCIAL CLIENTS.



($ MILLIONS) NOT TO SCALE
$4000
$3350
$2700
$2050
$1400
$750
$100
$1,933
$2,536
$2,510
$2,730
$2,955
$3,291
$4,025
42%
DDAs
FY-14
FY-15
FY-16
FY-17
FY-18
FY-19
YTD-20
BROKERED CERTIFICATES OF DEPOSIT
GOVERNMENTAL DEPOSIT ACCOUNTS
MONEY MARKET DEPOSIT ACCOUNTS
RETAIL CERTIFICATES OF DEPOSIT
SAVINGS ACCOUNTS
INTEREST-BEARING DDAS*
NON-INTEREST-BEARING DDAS*

*DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts.

40

WORKING TOGETHER. BUILDING SUCCESS.®

Q2NASDAQ: PEBO & YTD 2020Q2 & YTD 2020 APPENDIX ® 41 WORKING TOGETHER. BUILDING SUCCESS.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO PRE-PROVISION NET REVENUE Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 YTD-20 Income before income taxes $ 24,178 $ 14,816$ 45,282 $ 57,203 $ 54,941 $ 65,358 $ 4,964 Add: Provision for loan/credit losses 339 14,097 3,539 3,772 5,448 2,504 28,803 Add: Loss on debt extinguishment – – 707 – – – – Add: Loss on OREO 68 530 34 116 35 98 17 Add: Loss on securities –– 1 – 147 – – Add: Loss on other assets 430 696 427 – 469 692 215 Add: Loss on other transactions – 43 – – 76 – – Less: Gain on OREO – – – – 14 – 1 Less: Gains on securities 398 729 931 2,983 1 164 381 Less: Gains on other assets – – 35 28 76 8 – Less: Gains on other transactions 67 – – 25 168 – 22 Pre-provision net revenue $ 24,550 $ 29,453 $ 49,024 $ 58,055 $ 60,857 $ 68,480 $ 33,595 Average assets (in millions) $ 2,241 $ 3,112 $ 3,320 $ 3,510 $ 3,872 $ 4,222 $ 4,605 Pre-provision net revenue to average assets 1.10% 0.95% 1.48% 1.65% 1.57% 1.62% 1.47% (a) Presented on an annualized basis 42

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding acquisition-related costs and pension settlement charges, plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 YTD-20 Income before income taxes $ 24,178 $ 14,816$ 45,282 $ 57,203 $ 54,941 $ 65,358 $ 4,964 Add: System upgrade revenue waived – – 85 – – – – Add: Acquisition-related costs 4,752 10,722 – 341 7,262 7,287 77 Add: COVID-19 expenses – – – – – – 1,058 Add: System upgrade costs – – 1,259 – – – – Add: Other non-core costs 298 592 – – – 270 – Add: Pension settlement charges 1,400 459 – 242 267 – 519 Add: Provision for loan/credit losses 339 14,097 3,539 3,772 5,448 2,504 28,803 Add: Loss on debt extinguishment – 520 707 – – – – Add: Loss on OREO 68 529 34 116 35 98 17 Add: Loss on securities –– 1 – 147 – – Add: Loss on other assets 430 696 427 – 469 692 215 Add: Loss on other transactions – 43 – – 76 – – Less: Gain on OREO – – – – 14 – 1 Less: Gains on securities 398 729 931 2,983 1 164 381 Less: Gains on other assets – – 35 28 76 8 – Less: Gains on other transactions 67 – – 25 168 – 22 (a)Pre-provision Presented on an annualized net revenue basis $ 31,067 $ 41,702 $ 50,368 $ 58,638 $ 68,386 $ 76,037 $ 35,249 Average assets (in millions) $ 2,241 $ 3,112 $ 3,320 $ 3,510 $ 3,872 $ 4,222 $ 4,605 Pre-provision net revenue to average assets 1.39% 1.34% 1.52% 1.67% 1.77% 1.80% 1.54% 43

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

## CORE NON-INTEREST INCOME

**Core non-interest income is a financial measure used to evaluate Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived.**

| ($ in Thousands) | FY-14 | FY-15 | FY-16 | FY-17 | FY-18 | FY-19 | YTD-20 |
|---|---|---|---|---|---|---|---|
| Total noninterest income | $ 40,020 | $ 46,382 | $ 50,867 | $ 55,573 | $ 56,754 | $ 64,274 | $ 30,401 |
| Less: net gain (loss) on investment securities | 398 | 729 | 930 | 2,983 | (146) | 164 | 381 |
| Less: net loss on asset disposals and other transactions | (431) | (1,788) | (1,133) | (63) | (334) | (782) | (209) |
| Add: core banking system conversion revenue waived | – | – | 85 | – | – | – | – |
| Core non-interest income excluding gains and losses | $ 40,053 | $ 47,441 | $ 51,155 | $ 52,653 | $ 57,234 | $ 64,892 | $ 30,229 |

## CORE NON-INTEREST EXPENSE

**Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses.**

| ($ in Thousands) | FY-14 | FY-15 | FY-16 | FY-17 | FY-18 | FY-19 | YTD-20 |
|---|---|---|---|---|---|---|---|
| Total non-interest expense | $ 85,009 | $ 115,081 | $ 106,911 | $ 107,975 | $ 125,977 | $ 137,250 | $ 66,130 |
| Less: system conversion expenses | – | – | 1,259 | – | – | – | – |
| Less: acquisition related expenses | 4,752 | 10,722 | – | 341 | 7,262 | 7,287 | 77 |
| Less: pension settlement charges | 1,400 | 459 | – | 242 | 267 | – | 519 |
| Less: COVID-19 expenses | – | – | – | – | – | – | 1,058 |
| Less: other non-core charges | 298 | 592 | – | – | – | 270 | 92 |
| Core noninerest expense | $ 78,559 | $ 103,308 | $ 105,652 | $ 107,392 | $ 118,448 | $ 129,693 | $ 65,442 |

44

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

## EFFICIENCY RATIO

**The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and all losses. This measure is non-US GAAP since it excludes amortization of other intangible assets and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.**

| ($ in Thousands) | FY-14 | FY-15 | FY-16 | FY-17 | FY-18 | FY-19 | YTD-20 |
|---|---|---|---|---|---|---|---|
| Total noninterest expense | $ 85,009 | $ 115,081 | $ 106,911 | $ 107,975 | $ 125,977 | $ 137,250 | $ 66,130 |
| Less: amortization on other intangible assets | 1,428 | 4,077 | 4,030 | 3,516 | 3,338 | 3,359 | 1,457 |
| Adjusted total non-interest expense | 83,581 | 111,004 | 102,881 | 104,459 | 122,639 | 133,891 | 64,673 |
| Total non-interest income excluding net gains and losses | 40,053 | 47,441 | 51,070 | 52,653 | 57,234 | 64,892 | 30,229 |
| Net interest income | 69,506 | 97,612 | 104,865 | 113,377 | 129,612 | 140,838 | 69,496 |
| Add: fully taxable equivalent adjustment | 1,335 | 1,978 | 2,027 | 1,912 | 881 | 1,068 | 541 |
| Net interest income on a fully taxable equivalent basis | 70,841 | 99,590 | 106,892 | 115,289 | 130,493 | 141,906 | 70,037 |
| Adjusted revenue | $ 110,894 | $ 147,031 | $ 157,962 | $ 167,942 | $ 187,727 | $ 206,798 | $ 100,266 |
| Efficiency ratio | 75.37% | 75.50% | 65.13% | 62.20% | 65.33% | 64.74% | 64.50% |
| Core non-interest expense | $ 78,559 | $ 103,308 | $ 105,652 | $ 107,392 | $ 118,448 | $ 129,693 | $ 64,384 |
| Less: amortization on other intangible assets | 1,428 | 4,077 | 4,030 | 3,516 | 3,338 | 3,359 | 1,457 |
| | 77,131 | 99,231 | 101,622 | 103,876 | 115,110 | 126,334 | 62,927 |
| Core non-interest income excluding gains and losses | 40,053 | 47,441 | 51,070 | 52,653 | 57,234 | 64,892 | 30,229 |
| Net interest income on a fully taxable equivalent basis | 70,841 | 99,590 | 106,892 | 115,289 | 130,493 | 141,906 | 70,037 |
| Adjusted core revenue | 110,894 | 147,031 | 157,962 | 167,942 | 187,727 | 206,798 | 100,266 |
| Efficiency ratio adjusted for non-core items | 69.55% | 67.49% | 64.33% | 61.85% | 61.32% | 61.09% | 62.76% |

45

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

## TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE

**Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples' consolidated financial statements.**

| ($ in Thousands) | FY-14 | FY-15 | FY-16 | FY-17 | FY-18 | FY-19 | YTD-20 |
|---|---|---|---|---|---|---|---|
| Tangible equity | | | | | | | |
| Total stockholders equity | $ 340,118 | $ 419,789 | $ 435,261 | $ 458,592 | $ 520,140 | $ 594,393 | $ 569,177 |
| Less: goodwill and other intangible assets | 109,158 | 149,617 | 146,018 | 144,576 | 162,085 | 177,503 | 176,625 |
| Tangible equity | 230,960 | 270,172 | 289,243 | 314,016 | 358,055 | 416,890 | 392,552 |
| Tangible assets | | | | | | | |
| Total assets | $ 2,567,769 | $ 3,258,970 | $ 3,432,348 | $ 3,581,686 | $ 3,991,454 | $ 4,354,165 | $ 4,985,819 |
| Less: goodwill and other intangible assets | 109,158 | 149,617 | 146,018 | 144,576 | 162,085 | 177,503 | 176,625 |
| Tangible assets | 2,458,611 | 3,109,353 | 3,286,330 | 3,437,110 | 3,829,369 | 4,176,662 | 4,809,194 |
| Tangible equity to tangible assets | 9.39% | 8.69% | 8.80% | 9.14% | 9.35% | 9.98% | 8.16% |
| Tangible book value per share | | | | | | | |
| Tangible equity | $ 230,960 | $ 270,172 | $ 289,243 | $ 314,016 | $ 358,055 | $ 416,890 | $ 392,552 |
| Common shares outstanding | 14,836,727 | 18,404,864 | 18,200,067 | 18,287,449 | 19,565,029 | 20,698,941 | 19,925,083 |
| Tangible book value per share | $ 15.57 | $ 14.68 | $ 15.89 | $ 17.17 | $ 18.30 | $ 20.14 | $ 19.70 |

46

APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

## RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS

**The return on average assets adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, acquisition-related expenses and pension settlement charges.**

| ($ in Thousands) | FY-14 | FY-15 | FY-16 | FY-17 | FY-18 | FY-19 | YTD-20 |
|---|---|---|---|---|---|---|---|
| Return on average assets | | | | | | | |
| Annualized net income | $ 16,684 | $ 10,941 | $ 31,157 | $ 38,471 | $ 46,255 | $ 53,695 | $ 8,012 |
| Total average assets | 2,240,534 | 3,111,853 | 3,320,447 | 3,510,274 | 3,871,832 | 4,222,482 | 4,604,821 |
| Return on average assets | 0.74% | 0.35% | 0.94% | 1.10% | 1.19% | 1.27% | 0.17% |
| | | | | | | | |
| Return on average assets adjusted for non-core items | | | | | | | |
| Annualized net income | $ 16,684 | $ 10,941 | $ 31,157 | $ 38,471 | $ 46,255 | $ 53,695 | $ 8,012 |
| Add: core banking system conversion revenue waived, net of tax | – | – | 55 | – | – | – | – |
| Add: net loss on investment securities, net of tax | – | – | – | – | 115 | – | – |
| Less: net gain on investment securities, net of tax | (259) | (474) | (605) | (1,939) | – | (130) | (605) |
| Add: net loss on asset disposals, net of tax | 280 | 1,162 | 736 | 41 | 264 | 618 | 332 |
| Add: system conversion expenses, net of tax | – | – | 818 | – | – | – | – |
| Add: acquisition related expenses, net of tax | 3,089 | 6,969 | – | 222 | 5,737 | 5,757 | 123 |
| Add: pension settlement charges, net of tax | 910 | 298 | – | 157 | 211 | – | 825 |
| Add: COVID-19 expenses, net of tax | – | – | – | – | – | – | 1,681 |
| Add: other non-core charges, net of tax | 194 | 385 | – | – | – | 213 | 145 |
| Less: release of deferred tax asset valuation | – | – | – | – | (805) | – | – |
| Less: impact of Tax Cuts and Jobs Act on deferred tax liability | – | – | – | – | (705) | – | – |
| Add: impact of Tax Cuts and Jobs Act on deferred tax assets | – | – | – | 897 | – | – | – |
| Net income adjusted for non-core items | $ 20,898 | $ 19,281 | $ 32,161 | $ 37,849 | $ 51,072 | $ 60,153 | $ 10,512 |
| Total average assets | 2,240,534 | 3,111,853 | 3,320,447 | 3,510,274 | 3,871,832 | 4,222,482 | 4,604,821 |
| Return on average assets adjusted for non-core items | 0.93% | 0.62% | 0.97% | 1.08% | 1.32% | 1.42% | 0.23% |

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown.

47

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-US GAAP since it excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders'equity. ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 YTD-20 Annualized net income $ 16,684 $ 10,941 $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 8,012 Add: amortization of other intangible assets 1,428 4,077 4,030 3,516 3,338 3,359 2,929 Less: tax effect of amortization of other intangible assets 500 1,427 1,411 1,231 701 705 615 Annualized net income excluding the amortization of intangible assets 17,612 13,591 33,776 40,756 48,892 56,349 10,326 Average tangible equity Total average equity 270,689 407,296 432,666 450,379 488,139 566,123 584,193 Less: average goodwill and other intangible assets 87,821 144,013 147,981 144,696 158,115 173,529 177,498 Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 406,695 Return on average equity Annualized net income $ 16,684 $ 10,941 $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 8,012 Total average equity 270,689 407,296 432,666 450,379 488,139 566,123 584,193 Return on average equity 6.16% 2.69% 7.20% 8.54% 9.48% 9.48% 1.37% Return on average tangible equity Annualized net income excluding the amortization of intangible assets $ 17,612 $ 13,591 $ 33,776 $ 40,756 $ 48,892 $ 56,349 $ 10,326 Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 406,695 Return on average tangible equity 9.63% 5.16% 11.86% 13.33% 14.81% 14.35% 2.54% ($ in Thousands)(a) T ax effect is calculated using a 21% federal statutory tax rate for the 2019 and 2018 periodsFY-14, and a 35% federalFY-15 statutory tax rateFY-16 for all other periodsFY-17 shown. FY-18 FY-19 YTD-20 Return on average equity adjusted for non-core items Annualized(a) Tax effect net is calculated income using a 21% federal statutory tax rate for the 2020, 2019 and$ 2018 periods16,684 and $35% federal 10,941 statutory$ rate 31,157 for all other$ periods 38,471 shown.$ 46,255 $ 53,695 $ 8,012 Add: core banking system conversion revenue waived, net of tax – – 55 – – – – Add: net loss on investment securities, net of tax – – – – 115 – – 48 Less: net gain on investment securities, net of tax (259) (474) (605) (1,939) – 130 (605) Add: net loss on asset disposals, net of tax 280 1,162 736 41 264 618 332 Add: system conversion expenses, net of tax – – 818 – – – – Add: acquisition related expenses, net of tax 3,089 6,969 – 222 5,737 5,757 123 Add: pension settlement charges, net of tax 910 298 – 157 211 – 825 Add: COVID-19 expenses – – – – – – 1,681 Add: other non-core charges, net of tax 194 385 – – – 213 145 Less: release of deferred tax asset valuation – – – – (805) – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – – (705) – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – – 897 – – – Net income adjusted for non-core items $ 20,898 $ 19,281 $ 32,161 $ 37,849 $ 51,072 $ 60,413 $ 10,512 Average tangible equity 270,689 407,296 432,666 450,379 488,139 566,123 584,193 Return on average equity adjusted for non-core items 7.72% 4.73% 7.43% 8.40% 10.46% 10.67% 1.80% Return on average tangible equity adjusted for non-core items Net income adjusted for non-core items $ 20,898 $ 19,281 $ 32,161 $ 37,849 $ 51,072 $ 60,413 $ 10,512 Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 406,695 Return on average tangible equity adjusted for non-core items 11.43% 7.32% 11.30% 12.38% 15.48% 15.39% 2.58%

($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 YTD-20 Annualized net income $ 16,684 $ 10,941 $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 8,012 Add: amortization of other intangible assets 1,428 4,077 4,030 3,516 3,338 3,359 2,929 Less: tax effect of amortization of other intangible assets 500 1,427 1,411 1,231 701 705 615 AnnualizedAPPENDIX net income excluding the amortization of intangible assets 17,612 13,591 33,776 40,756 48,892 56,349 10,326 AverageNON-US tangible equity GAAP MEASURES Total average equity 270,689 407,296 432,666 450,379 488,139 566,123 584,193 Less: averageNASDAQ: goodwill PEBO and other intangible assets 87,821 144,013 147,981 144,696 158,115 173,529 177,498 Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 406,695 Return on average equity Annualized net income $ 16,684 $ 10,941 $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 8,012 Total average equity RETURN ON AVERAGE STOCKHOLDERS’ 270,689 EQUITY 407,296 ADJUSTED 432,666 450,379 FOR NON 488,139-CORE ITEMS 566,123 584,193 ReturnThe on averagereturn equityon average stockholders’ equity adjusted6.16%for non-core2.69%items 7.20%represents 8.54%an non-US 9.48%GAAP financial9.48% measure1.37% since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on Returnthe on averageremeasurement tangible equityof deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, Annualizedacquisition net income- relatedexcluding expensesthe amortizationand ofpension intangible settlementassets $ 17,612charges$ . 13,591 $ 33,776 $ 40,756 $ 48,892 $ 56,349 $ 10,326 Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 406,695 Return on average tangible equity 9.63% 5.16% 11.86% 13.33% 14.81% 14.35% 2.54% ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 YTD-20 Return on average equity adjusted for non-core items Annualized net income $ 16,684 $ 10,941 $ 31,157 $ 38,471 $ 46,255 $ 53,695 $ 8,012 Add: core banking system conversion revenue waived, net of tax – – 55 – – – – Add: net loss on investment securities, net of tax – – – – 115 – – Less: net gain on investment securities, net of tax (259) (474) (605) (1,939) – 130 (605) Add: net loss on asset disposals, net of tax 280 1,162 736 41 264 618 332 Add: system conversion expenses, net of tax – – 818 – – – – Add: acquisition related expenses, net of tax 3,089 6,969 – 222 5,737 5,757 123 Add: pension settlement charges, net of tax 910 298 – 157 211 – 825 Add: COVID-19 expenses – – – – – – 1,681 Add: other non-core charges, net of tax 194 385 – – – 213 145 Less: release of deferred tax asset valuation – – – – (805) – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – – (705) – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – – 897 – – – Net income adjusted for non-core items $ 20,898 $ 19,281 $ 32,161 $ 37,849 $ 51,072 $ 60,413 $ 10,512 Average tangible equity 270,689 407,296 432,666 450,379 488,139 566,123 584,193 Return on average equity adjusted for non-core items 7.72% 4.73% 7.43% 8.40% 10.46% 10.67% 1.80% Return on average tangible equity adjusted for non-core items Net income adjusted for non-core items $ 20,898 $ 19,281 $ 32,161 $ 37,849 $ 51,072 $ 60,413 $ 10,512 Average tangible equity 182,868 263,283 284,685 305,683 330,024 392,594 406,695 Return(a) on Tax average effect is tangible calculated equity using aadjusted 21% federal for statutory non-coretax items rate for the 2019and11.43% 2018 periods and7.32% 35% for the11.30% 2017 period. 12.38% 15.48% 15.39% 2.58% (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. 49

NASDAQ: PEBO CHUCK SULERZYSKI President and Chief Executive Officer P: 740.374.6163 Chuck.Sulerzyski@pebo.com JOHN C. ROGERS Executive Vice President Chief Financial Officer and Treasurer P: 740.376.7108 John.Rogers@pebo.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo and Working Together. Building Success.® are federally registered services marks of Peoples Bank. peoplesbancorp.com ® 50501 WORKING TOGETHER. BUILDING SUCCESS.